UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04526

Name of Registrant:	Vanguard Quantitative Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

Item 1: Reports to Shareholders

0448435, v0.49

Annual Report | September 30, 2017

Vanguard Growth and Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Trustees Approve Advisory Arrangements.	40
Glossary.	42

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• The Vanguard Growth and Income Fund returned almost 18% for the 12 months ended September 30, 2017. It trailed its benchmark but exceeded the average return of its peers.

• The fund invests in U.S. large- and mid-capitalization stocks and seeks a total return greater than that of the Standard & Poor’s 500 Index. Three independent advisors manage the fund, each responsible for its own portfolio.

• In general, growth stocks outpaced their value counterparts during the fiscal year.

• All but two of the fund’s 11 industry sectors posted positive results, with financials, information technology, and industrials performing best.

• Energy, which ended the year in negative territory, was the fund’s weakest performer.

• For the ten years ended September 30, 2017, the fund’s average annual return trailed that of its benchmark but outpaced that of its peers.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	17.66%
Admiral™ Shares	17.81
S&P 500 Index	18.61
Large-Cap Core Funds Average	17.51
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Growth and Income Fund Investor Shares	6.77%
S&P 500 Index	7.44
Large-Cap Core Funds Average	6.04
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.07%

The fund expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2017, the fund’s expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Core Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 17.66% for the 12 months ended September 30, 2017. The Admiral Shares returned 17.81%. The Standard & Poor’s 500 Index returned 18.61%, and the average return of large-capitalization core funds was 17.51%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 16, 2017.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity	33	3,292	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market
			sentiment, and earnings and balance-sheet quality of
			companies as compared with their peers.
D. E. Shaw Investment	33	3,266	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly bottom-up stock-specific return
			opportunities. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Los Angeles Capital	32	3,232	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking
			and underweights stocks with characteristics
			investors are currently avoiding. The portfolio’s sector
			weights, size, and style characteristics may differ
			modestly from the benchmark in a risk-controlled
			manner.
Cash Investments	2	207	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest
			cash position.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha
Equity Investments

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market. Stock valuations also climbed as investors embraced risk.

U.S. economic fundamentals remained firm behind favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, pushing the range of its federal funds target rate to 1%–1.25% with hikes in March and June. The groundwork has been set, and the market is anticipating another rate increase in December and three more in 2018.

The broad U.S. equity market (as measured by the Russell 3000 Index) returned 18.71% for the period. Growth stocks outperformed their value counterparts, while small-cap stocks beat large-caps. U.S. stocks trailed their developed- and emerging-market peers.

Although overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We believe that attractive stocks exhibit five key characteristics: high quality—healthy balance sheets and steady cash-flow generation; effective use of capital with sound investment policies that favor internal over external funding; consistent earnings growth with the ability to grow earnings year after year; strong market sentiment; and reasonable valuation. The interaction of these characteristics generates an opinion on all stocks in our universe as our model seeks to capitalize on investor biases across the market.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to the benchmark).

Over the period, our sentiment model contributed significantly to relative performance; quality and yields also made meaningful contributions. Management decisions was the only model that did not perform as expected. Our strongest sector results were in industrials, health care, and information technology. Our worst were in consumer discretionary and energy.

At the individual stock level, the largest contributions came from overweighted positions in NVIDIA, United Rentals, Applied Materials, and Alaska Air. Our portfolio also benefited from our underweight position in QUALCOMM. Overweight positions in Southwestern Energy, Newfield Exploration, Chesapeake Energy, Diamond Offshore Drilling, and Michael Kors hurt performance.

We believe that our approach will benefit investors over the long term and feel that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark.

D. E. Shaw Investment
Management, L.L.C.

Portfolio Manager:

Philip Kearns, Ph.D., Managing Director

The S&P 500 rose strongly over the period, particularly after the U.S. presidential election. The rally was broad-based, with only one sector—telecommunications services—experiencing a negative return. The financial sector was the top performer, returning more than 36%. Nearly half of this gain occurred between the eve of the election and the end of 2016, as investors appeared to view Donald Trump’s electoral victory as a positive for the sector. This was perhaps because of expectations that a Trump administration would relax financial oversight and regulations. Global equity markets also performed well, with the MSCI World Index returning only slightly less than the S&P 500 Index and the MSCI Emerging Markets Index rising 22.49%.

The rally was accompanied by a significant decline in implied and realized volatility: The CBOE Volatility Index (VIX)—a measure of the expected volatility of the S&P 500—dropped to 9.36 in July, slightly above the record low it set in 1993. This index briefly spiked during the 12 months in an apparent reaction to some geopolitical events; despite the global and domestic turmoil, however, realized volatility over the period was only 7.4%.

Although we monitor market activity of the type described above, we generally do not make investment decisions within benchmark-relative equity portfolios based on a subjective analysis of the investment environment. The only exception is when we attempt to mitigate certain situation-specific risks identified by the firm. There were no such occurrences of this during the period.

Our quantitative equity investment process deploys alpha models that seek to forecast individual stock returns, and it deploys risk models that seek to mitigate active exposures to industries, sectors, and common risk factors. However, the resulting portfolios may exhibit small to moderate active exposures to industries, sectors, and risk factors as a by-product of our focus on bottom-up stock selection. Therefore, we generally attribute portfolio performance to three major sources: bottom-up stock selection, exposure to industry groups, and risk factors such as value, growth, and market capitalization.

Stock selection contributed most to our portfolio’s performance over the period; exposures to macro and technical risks also contributed. Exposures to fundamental risks were the primary detractors. Our overweight exposure to small-cap stocks was a key contributor, while an overweight exposure to stocks with low dollar trading volume was a significant, but smaller, detractor.

The three largest single-stock contributors were overweight positions in Apple and Lam Research and an underweight position in Allergan. The three largest single-stock detractors were underweight positions in Boeing and NVIDIA and a position in Bank of America that shifted from underweight to overweight during the period.

In our view, the U.S. economy appears to be expanding, albeit at a moderate pace. The U.S. Federal Reserve saw sufficient expansion of economic activity to warrant raising the federal funds rate in December, March, and June, and the unemployment rate recently matched its pre-recession low. While it’s likely that there will be further market-rattling shocks to come, we expect the economy to be resilient and to continue exhibiting modest growth.

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

Against the backdrop of a dramatic reversal from value to growth, the Standard & Poor’s 500 Index ended the fiscal year substantially higher. In the last quarter of 2016, U.S. large value stocks outperformed growth by almost 6%, thanks to an improved economic outlook. Then, despite low levels of market volatility during the first quarter of 2017, value’s momentum reversed as quickly as it had accelerated. A weaker dollar and strong fundamental momentum for the so-called FAANG (Facebook, Apple, Amazon, Netflix, and Alphabet’s Google) stocks drove the resurgence in growth stocks. Lower commodity prices and political uncertainty with regard to health care, tax reform, deregulation, and infrastructure spending also boosted the growth segment, as they hindered value stocks.

An analysis of equity factors over the trailing year shows that price momentum continues to be a dominant driver of return, with both one- and three-year momentum among the strongest factors. With the exception of dividend yield, which has underperformed as investors adjust their portfolios for higher interest rates, the performance of value factors was generally positive. Companies with a large proportion of non-dollar sales outperformed as the dollar weakened during the first half of 2017; so, too, did higher-quality companies with sustainable growth rates. Positive analyst sentiment, a factor generally favored by investors, underperformed as the improved outlook in fundamentals shifted from value back to growth.

Our portfolio’s tilt toward stocks with positive one-year momentum and exposure to financial risk added value,

while its underweight to stocks with the best long-term returns detracted as growth stocks regained their dominance. With growth assets rebounding strongly in 2017, the portfolio’s higher exposure to value factors at year-end also detracted from returns. For the year, the impact of the portfolio’s active sector bets was generally small. Overweights to technology and underweights to energy helped returns. Underweights to the larger-cap diversified financial firms, however, were the largest detractors.

As of September 30, our portfolio’s largest sector overweights are in technology and capital goods; its largest underweights are in retail and transportation. Over the 12 months, the portfolio shifted out of energy and real estate and into internet and capital goods. Its exposure to earnings growth and quality has increased while its exposure to value factors and financial risk has decreased. Today, it is positioned toward larger-cap companies that derive a high percentage of sales from foreign trade. The portfolio’s beta relative to the S&P 500 Index is 1.0.

Growth and Income Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	1.54%	1.65%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	910	505	3,808
Median Market Cap	$82.5B	$92.1B	$61.4B
Price/Earnings Ratio	21.8x	22.3x	21.9x
Price/Book Ratio	3.1x	3.0x	2.9x
Return on Equity	16.0%	16.0%	15.1%
Earnings Growth
Rate	9.5%	9.3%	9.6%
Dividend Yield	1.8%	1.9%	1.8%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	96%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer Discretionary 10.8%		11.9%	12.3%
Consumer Staples	7.8	8.2	7.3
Energy	5.7	6.1	5.8
Financials	14.2	14.6	15.0
Health Care	14.5	14.5	14.0
Industrials	10.4	10.2	10.8
Information Technology	25.8	23.2	22.3
Materials	3.1	3.0	3.4
Real Estate	3.1	3.0	4.0
Telecommunication
Services	1.7	2.2	2.0
Utilities	2.9	3.1	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	0.97	0.96

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares.

Growth and Income Fund

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.0%
Alphabet Inc.	Internet Software &
	Services	2.9
Microsoft Corp.	Systems Software	2.3
Facebook Inc.	Internet Software &
	Services	1.8
JPMorgan Chase & Co.	Diversified Banks	1.5
Johnson & Johnson	Pharmaceuticals	1.5
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.4
Exxon Mobil Corp.	Integrated Oil & Gas	1.3
Merck & Co. Inc.	Pharmaceuticals	1.2
Bank of America Corp.	Diversified Banks	1.2
Top Ten		19.1%
The holdings listed exclude any temporary cash investments and equity index products.

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth and Income Fund*Investor
	Shares	17.66%	14.27%	6.77%	$19,258
• • • • • • • •	S&P 500 Index	18.61	14.22	7.44	20,488
– – – –	Large-Cap Core Funds Average	17.51	12.66	6.04	17,979
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Growth and Income Fund Admiral Shares	17.81%	14.40%	6.90%	$97,414

S&P 500 Index	18.61	14.22	7.44	102,442
Dow Jones U.S. Total Stock Market Float
Adjusted Index	18.67	14.15	7.64	104,435

See Financial Highlights for dividend and capital gains information.

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (10.5%)
*	Amazon.com Inc.	141,987	136,499
	Comcast Corp. Class A	2,166,573	83,370
	Home Depot Inc.	452,960	74,086
	McDonald’s Corp.	430,410	67,437
*	Priceline Group Inc.	27,112	49,637
	Walt Disney Co.	441,141	43,483
	Yum! Brands Inc.	507,415	37,351
	TJX Cos. Inc.	455,126	33,556
	Carnival Corp.	498,772	32,206
	Royal Caribbean
	Cruises Ltd.	259,929	30,812
	Ross Stores Inc.	349,964	22,597
	Best Buy Co. Inc.	395,365	22,520
	General Motors Co.	545,602	22,031
*	Dollar Tree Inc.	251,846	21,865
	Lowe’s Cos. Inc.	261,954	20,941
*	Netflix Inc.	114,272	20,723
	Delphi Automotive plc	189,547	18,651
*	Discovery
	Communications Inc.
	Class A	783,060	16,671
	H&R Block Inc.	611,710	16,198
	Hasbro Inc.	158,090	15,441
	Marriott International Inc.
	Class A	136,124	15,009
	Coach Inc.	351,139	14,144
*	Mohawk Industries Inc.	54,599	13,514
	Omnicom Group Inc.	171,103	12,674
	Wyndham Worldwide
	Corp.	103,596	10,920
*	Charter Communications
	Inc. Class A	27,951	10,158
	Leggett & Platt Inc.	211,605	10,100
	Darden Restaurants Inc.	123,068	9,695
	Expedia Inc.	66,821	9,618
	Wynn Resorts Ltd.	55,390	8,249

			Market
			Value•
		Shares	($000)
	Ralph Lauren Corp.
	Class A	87,310	7,709
	BorgWarner Inc.	147,693	7,566
	Tiffany & Co.	81,493	7,479
	DR Horton Inc.	175,800	7,020
	News Corp. Class B	483,175	6,595
	Twenty-First Century
	Fox Inc.	255,209	6,582
	Genuine Parts Co.	66,100	6,322
	Target Corp.	107,038	6,316
	News Corp. Class A	430,908	5,714
	Goodyear Tire &
	Rubber Co.	169,200	5,626
*	O’Reilly Automotive Inc.	25,900	5,578
*	Michael Kors Holdings Ltd.	113,115	5,413
	PVH Corp.	41,200	5,194
*	LKQ Corp.	127,600	4,592
	Garmin Ltd.	76,130	4,109
	Time Warner Inc.	39,834	4,081
	Hilton Worldwide
	Holdings Inc.	57,298	3,979
*	Ulta Beauty Inc.	15,167	3,429
	Foot Locker Inc.	94,560	3,330
	Starbucks Corp.	60,403	3,244
	Ford Motor Co.	258,827	3,098
	Dick’s Sporting Goods
	Inc.	107,400	2,901
*	Ferrari NV	25,600	2,828
*	Visteon Corp.	17,800	2,203
*	Sally Beauty Holdings Inc.	110,300	2,160
*	Michaels Cos. Inc.	91,400	1,962
	Interpublic Group of Cos.
	Inc.	84,715	1,761
	Cable One Inc.	2,158	1,558
	Graham Holdings Co.
	Class B	2,457	1,438
*	Adtalem Global Education
	Inc.	39,500	1,416

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Liberty Media Corp-Liberty
	SiriusXM Class C Shares	29,500	1,235
	Carter’s Inc.	11,700	1,155
*	Liberty Media Corp-Liberty
	SiriusXM Class A Shares	26,500	1,110
	La-Z-Boy Inc.	39,600	1,065
	Adient plc	11,100	932
	GameStop Corp. Class A	38,800	802
*	Discovery Communications
	Inc.	37,159	753
*	Hyatt Hotels Corp. Class A	11,900	735
	Viacom Inc. Class B	23,000	640
^	Restaurant Brands
	International Inc.	10,000	639
	Gannett Co. Inc.	62,335	561
	Brinker International Inc.	15,700	500
*	Express Inc.	73,900	500
*	Crocs Inc.	48,900	474
	Office Depot Inc.	98,400	447
	Bloomin’ Brands Inc.	25,100	442
*	Hilton Grand Vacations Inc.	11,200	433
*	Liberty Expedia Holdings
	Inc. Class A	7,481	397
*	Lumber Liquidators
	Holdings Inc.	9,900	386
*	Liberty Ventures Class A	6,700	386
	Gentex Corp.	17,938	355
*	Wayfair Inc.	5,200	350
*	Select Comfort Corp.	10,900	338
	Aaron’s Inc.	6,500	284
	Signet Jewelers Ltd.	3,000	200
*	TripAdvisor Inc.	3,900	158
*	ServiceMaster Global
	Holdings Inc.	3,100	145
*	NVR Inc.	46	131
	Lennar Corp. Class A	2,300	121
*	Liberty Interactive Corp.
	QVC Group Class A	5,100	120
	Pier 1 Imports Inc.	28,184	118
*	La Quinta Holdings Inc.	6,100	107
*	Kirkland’s Inc.	6,800	78
*	Hibbett Sports Inc.	5,161	74
*	Fossil Group Inc.	7,800	73
	Finish Line Inc. Class A	6,000	72
*	Liberty TripAdvisor Holdings
	Inc. Class A	5,800	72
	Aramark	1,600	65
	Bed Bath & Beyond Inc.	2,600	61
*,^	Caesars Entertainment
	Corp.	4,500	60
	American Eagle Outfitters
	Inc.	4,200	60
*	Horizon Global Corp.	3,300	58
	Big 5 Sporting Goods Corp.	7,530	58

			Market
			Value•
		Shares	($000)
*	Liberty Broadband Corp.	600	57
*	Live Nation Entertainment
	Inc.	915	40
*	MDC Partners Inc. Class A	3,500	39
*	Liberty Media Corp-Liberty
	Formula One Class A	1,000	36
	Libbey Inc.	3,900	36
*	Deckers Outdoor Corp.	500	34
*	Sotheby’s	600	28
	Bassett Furniture Industries
	Inc.	689	26
*	Bridgepoint Education Inc.	2,579	25
*	Weight Watchers
	International Inc.	500	22
	Sirius XM Holdings Inc.	3,800	21
*	Denny’s Corp.	1,491	19
	New Media Investment
	Group Inc.	1,200	18
*	TRI Pointe Group Inc.	1,000	14
	Ruth’s Hospitality Group
	Inc.	600	13
*	Groupon Inc. Class A	2,400	12
*	Monarch Casino & Resort
	Inc.	300	12
*	Biglari Holdings Inc.	34	11
	NIKE Inc. Class B	200	10
	Extended Stay America Inc.	400	8
	HSN Inc.	200	8
	L Brands Inc.	140	6
*	Tuesday Morning Corp.	1,190	4
	Cato Corp. Class A	271	4
	Gap Inc.	100	3
*	Vitamin Shoppe Inc.	300	2
			1,048,617
Consumer Staples (7.5%)
	Procter & Gamble Co.	1,263,949	114,994
	PepsiCo Inc.	808,435	90,084
	Wal-Mart Stores Inc.	994,231	77,689
	Philip Morris
	International Inc.	602,726	66,909
	Coca-Cola Co.	1,209,231	54,427
	Altria Group Inc.	778,790	49,391
	Costco Wholesale Corp.	287,635	47,256
	Kimberly-Clark Corp.	314,602	37,022
	Conagra Brands Inc.	978,156	33,003
	Constellation Brands Inc.
	Class A	141,673	28,257
	Colgate-Palmolive Co.	381,316	27,779
	Walgreens Boots Alliance
	Inc.	272,912	21,074
	Campbell Soup Co.	417,287	19,537
	Hershey Co.	171,712	18,746
	CVS Health Corp.	172,326	14,014

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Mondelez International Inc.
	Class A	271,265	11,030
	Dr Pepper Snapple Group
	Inc.	107,276	9,491
	Clorox Co.	59,516	7,851
	Molson Coors Brewing Co.
	Class B	81,710	6,671
	Kroger Co.	197,100	3,954
	Kraft Heinz Co.	43,500	3,373
*	US Foods Holding Corp.	96,911	2,588
	Lamb Weston Holdings Inc.	50,459	2,366
*	Post Holdings Inc.	15,400	1,359
	Sysco Corp.	24,712	1,333
	General Mills Inc.	18,915	979
*	Monster Beverage Corp.	16,600	917
	Hormel Foods Corp.	8,300	267
	Ingredion Inc.	2,100	253
*	Nomad Foods Ltd.	17,292	252
*	Pilgrim’s Pride Corp.	5,900	168
	Coca-Cola European
	Partners plc	3,900	162
*	Adecoagro SA	12,600	136
*	Boston Beer Co. Inc.
	Class A	400	62
*	HRG Group Inc.	3,500	55
*	United Natural Foods Inc.	700	29
*	USANA Health Sciences Inc. 400		23
*	Central Garden & Pet Co.
	Class A	304	11
	JM Smucker Co.	105	11
	Casey’s General Stores Inc.	100	11
	Dean Foods Co.	200	2
			753,536
Energy (5.5%)
	Exxon Mobil Corp.	1,600,973	131,248
	Chevron Corp.	872,274	102,492
	Halliburton Co.	981,828	45,194
	Schlumberger Ltd.	549,880	38,360
	Phillips 66	349,007	31,973
	Baker Hughes a GE Co.	643,213	23,554
	Valero Energy Corp.	289,395	22,263
	ConocoPhillips	441,063	22,075
	Williams Cos. Inc.	706,450	21,201
*,^	Chesapeake Energy
	Corp.	4,023,642	17,302
	Marathon Petroleum
	Corp.	305,620	17,139
	Kinder Morgan Inc.	796,735	15,281
	Anadarko Petroleum
	Corp.	310,200	15,153
	Cabot Oil & Gas Corp.	303,500	8,119
	Devon Energy Corp.	220,595	8,098
	Cimarex Energy Co.	52,971	6,021
	EOG Resources Inc.	44,099	4,266

			Market
			Value•
		Shares	($000)
	Andeavor	35,200	3,631
	EQT Corp.	45,500	2,975
*	Newfield Exploration Co.	89,600	2,658
	Occidental Petroleum
	Corp.	40,605	2,607
*	Energen Corp.	46,600	2,548
*,^	Transocean Ltd.	203,260	2,187
	Range Resources Corp.	83,280	1,630
*	CONSOL Energy Inc.	82,200	1,392
	Ensco plc Class A	205,110	1,224
*	QEP Resources Inc.	120,300	1,031
	Murphy Oil Corp.	10,800	287
	Cameco Corp.	19,142	185
*	Peabody Energy Corp.	5,800	168
	Oceaneering International
	Inc.	5,070	133
*	Exterran Corp.	3,800	120
*	Southwestern Energy Co.	18,792	115
*	Kosmos Energy Ltd.	13,900	111
	Marathon Oil Corp.	7,900	107
	Golar LNG Ltd.	4,704	106
*	Ultra Petroleum Corp.	11,400	99
*	Denbury Resources Inc.	57,300	77
*	Bonanza Creek Energy Inc.	2,100	69
	Cosan Ltd.	4,300	35
*	TechnipFMC plc	1,212	34
	Archrock Inc.	2,600	33
	World Fuel Services Corp.	900	31
	Encana Corp.	2,147	25
*	Diamond Offshore Drilling
	Inc.	1,400	20
*	Matrix Service Co.	1,300	20
*	Helix Energy Solutions
	Group Inc.	2,400	18
*	Basic Energy Services Inc.	200	4
*	Whiting Petroleum Corp.	700	4
	Pioneer Natural Resources Co. 25		4
*	International Seaways Inc.	100	2
			553,429
Financials (13.8%)
	JPMorgan Chase & Co.	1,597,609	152,588
	Bank of America Corp.	4,799,732	121,625
	Wells Fargo & Co.	1,788,367	98,628
	Citigroup Inc.	1,338,226	97,343
*	Berkshire Hathaway Inc.
	Class B	466,962	85,603
	Goldman Sachs Group
	Inc.	228,615	54,225
	S&P Global Inc.	252,230	39,426
	Morgan Stanley	730,452	35,186
	Bank of New York Mellon
	Corp.	646,415	34,273
	Allstate Corp.	339,218	31,178
	Progressive Corp.	601,123	29,106

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Chubb Ltd.	186,461	26,580
	State Street Corp.	274,488	26,225
	Intercontinental Exchange
	Inc.	360,386	24,759
	Aflac Inc.	286,668	23,332
	Lincoln National Corp.	305,820	22,472
	Zions Bancorporation	475,245	22,422
	Everest Re Group Ltd.	90,644	20,702
	T. Rowe Price Group Inc.	226,343	20,518
	Ameriprise Financial Inc.	137,782	20,462
	Citizens Financial Group
	Inc.	530,741	20,099
	Regions Financial Corp.	1,319,052	20,089
	Unum Group	365,191	18,672
	Aon plc	119,270	17,425
	Marsh & McLennan Cos.
	Inc.	201,951	16,926
	M&T Bank Corp.	102,000	16,426
	Franklin Resources Inc.	351,605	15,650
	People’s United Financial
	Inc.	792,019	14,367
	Discover Financial
	Services	217,112	13,999
	US Bancorp	238,645	12,789
	BlackRock Inc.	28,550	12,764
	Leucadia National Corp.	504,058	12,727
	American International
	Group Inc.	206,000	12,646
*	E*TRADE Financial Corp.	283,490	12,363
	Synchrony Financial	383,400	11,905
	Moody’s Corp.	82,100	11,429
	SunTrust Banks Inc.	178,940	10,695
	MetLife Inc.	187,379	9,734
	Torchmark Corp.	112,587	9,017
	Navient Corp.	595,225	8,940
	Hartford Financial
	Services Group Inc.	157,255	8,717
	Willis Towers Watson plc	55,600	8,575
	Comerica Inc.	109,653	8,362
	CME Group Inc.	56,300	7,639
	Raymond James Financial
	Inc.	74,141	6,252
	XL Group Ltd.	142,730	5,631
	Invesco Ltd.	159,840	5,601
	Travelers Cos. Inc.	44,981	5,511
	Principal Financial Group
	Inc.	85,595	5,507
	Prudential Financial Inc.	51,538	5,480
	American Express Co.	52,420	4,742
	Voya Financial Inc.	116,900	4,663
	Nasdaq Inc.	54,700	4,243
	Huntington Bancshares
	Inc.	295,132	4,120

			Market
			Value•
		Shares	($000)
	First Horizon National
	Corp.	203,320	3,894
	Arthur J Gallagher & Co.	54,551	3,358
	FNF Group	59,300	2,814
	Cincinnati Financial Corp.	29,531	2,261
	East West Bancorp Inc.	35,800	2,140
	Fifth Third Bancorp	75,480	2,112
	Affiliated Managers Group
	Inc.	9,830	1,866
	First American Financial
	Corp.	35,800	1,789
	Ares Capital Corp.	108,800	1,783
	Northern Trust Corp.	17,612	1,619
*	Brighthouse Financial Inc.	26,020	1,582
	American Equity
	Investment Life
	Holding Co.	29,800	867
	Credicorp Ltd.	3,900	800
*	Flagstar Bancorp Inc.	14,400	511
	Assured Guaranty Ltd.	13,200	498
	Great Western Bancorp Inc.	10,800	446
	Popular Inc.	12,400	446
	TCF Financial Corp.	21,500	366
	Primerica Inc.	3,870	316
*	First BanCorp	57,900	296
	First Midwest Bancorp Inc.	12,016	281
	Reinsurance Group of
	America Inc. Class A	2,000	279
	Apollo Investment Corp.	42,700	261
	Argo Group International
	Holdings Ltd.	4,200	258
	Beneficial Bancorp Inc.	13,200	219
	LPL Financial Holdings Inc.	4,000	206
	Synovus Financial Corp.	3,800	175
*	eHealth Inc.	6,932	166
	Aspen Insurance Holdings
	Ltd.	3,900	158
*	World Acceptance Corp.	1,900	157
	Old Republic International
	Corp.	7,225	142
	Bank of NT Butterfield &
	Son Ltd.	3,800	139
	Umpqua Holdings Corp.	7,100	139
	Hanover Insurance Group
	Inc.	1,400	136
	Columbia Banking System
	Inc.	3,024	127
	Kearny Financial Corp.	6,921	106
	Nelnet Inc. Class A	1,900	96
*	PHH Corp.	6,300	88
	UMB Financial Corp.	1,100	82
	Meridian Bancorp Inc.	4,000	75
*	Green Dot Corp. Class A	1,500	74
*	Opus Bank	3,087	74

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Essent Group Ltd.	1,600	65
	Erie Indemnity Co. Class A	500	60
	PacWest Bancorp	1,100	56
^	Prospect Capital Corp.	7,400	50
	Brookline Bancorp Inc.	3,200	50
	Banner Corp.	800	49
	Preferred Bank	788	48
	Heritage Financial Corp.	1,488	44
	Employers Holdings Inc.	888	40
	Federated Investors Inc.
	Class B	1,300	39
	CenterState Banks Inc.	800	21
	BGC Partners Inc. Class A	1,400	20
	Arbor Realty Trust Inc.	2,461	20
	Berkshire Hills Bancorp Inc.	500	19
	PNC Financial Services
	Group Inc.	127	17
*	Bancorp Inc.	1,200	10
*	Arch Capital Group Ltd.	100	10
	Southwest Bancorp Inc.	300	8
	PJT Partners Inc.	200	8
	THL Credit Inc.	807	8
	Newtek Business Services
	Corp.	400	7
	National General Holdings
	Corp.	300	6
	Interactive Brokers Group Inc.	100	5
	Garrison Capital Inc.	500	4
	OFG Bancorp	300	3
*	Donnelley Financial Solutions
	Inc.	100	2
			1,384,229
Health Care (14.2%)
	Johnson & Johnson	1,125,548	146,332
	Merck & Co. Inc.	1,907,133	122,114
	Pfizer Inc.	2,285,017	81,575
	Bristol-Myers Squibb
	Co.	1,206,824	76,923
	AbbVie Inc.	801,099	71,186
	UnitedHealth Group Inc.	325,713	63,791
*	Celgene Corp.	434,736	63,393
	Eli Lilly & Co.	708,485	60,604
	Cigna Corp.	274,827	51,376
	Amgen Inc.	248,441	46,322
	Agilent Technologies Inc.	641,640	41,193
	Gilead Sciences Inc.	495,845	40,173
	Anthem Inc.	204,736	38,875
	Baxter International Inc.	619,305	38,861
	Medtronic plc	478,395	37,205
*	Centene Corp.	343,403	33,231
	Aetna Inc.	187,764	29,856
	Humana Inc.	113,424	27,633
*	Vertex Pharmaceuticals
	Inc.	167,277	25,433

			Market
			Value•
		Shares	($000)
	Danaher Corp.	293,641	25,189
*	Boston Scientific Corp.	773,183	22,554
*	Mettler-Toledo
	International Inc.	35,522	22,242
*	Quintiles IMS Holdings Inc.	199,186	18,937
*	IDEXX Laboratories Inc.	119,474	18,577
	Becton Dickinson and Co.	94,073	18,434
	Thermo Fisher Scientific
	Inc.	85,965	16,265
*	HCA Healthcare Inc.	192,889	15,352
	McKesson Corp.	92,958	14,279
	Allergan plc	68,612	14,062
	Abbott Laboratories	253,411	13,522
*	Express Scripts Holding
	Co.	165,678	10,491
	Cooper Cos. Inc.	42,224	10,012
*	DaVita Inc.	156,100	9,271
	Zoetis Inc.	144,057	9,185
*	Hologic Inc.	197,200	7,235
*	Edwards Lifesciences
	Corp.	62,670	6,850
*	Alexion Pharmaceuticals
	Inc.	48,672	6,828
*	Waters Corp.	36,803	6,607
*	Intuitive Surgical Inc.	5,987	6,262
	Patterson Cos. Inc.	139,320	5,385
*	Illumina Inc.	22,343	4,451
*	Biogen Inc.	13,885	4,348
*	Regeneron
	Pharmaceuticals Inc.	8,941	3,998
*	Myriad Genetics Inc.	86,600	3,133
	Universal Health Services
	Inc. Class B	27,400	3,040
	Zimmer Biomet Holdings
	Inc.	23,400	2,740
*	Charles River Laboratories
	International Inc.	25,000	2,700
*	Portola Pharmaceuticals
	Inc.	28,200	1,524
*	Molina Healthcare Inc.	20,700	1,423
	Cardinal Health Inc.	18,700	1,251
*	Dynavax Technologies
	Corp.	54,200	1,165
	Bruker Corp.	39,100	1,163
*	United Therapeutics Corp.	9,000	1,055
*	Sangamo Therapeutics Inc.	56,600	849
*	MyoKardia Inc.	18,499	793
*	Alnylam Pharmaceuticals
	Inc.	6,700	787
*	AMAG Pharmaceuticals
	Inc.	42,200	779
*	PTC Therapeutics Inc.	35,000	700
*	Intrexon Corp.	29,300	557
*	Bioverativ Inc.	9,368	535

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	LivaNova plc	6,600	462
*	QIAGEN NV	14,600	460
*	Amicus Therapeutics Inc.	29,400	443
*	OraSure Technologies Inc.	18,800	423
*	Depomed Inc.	68,600	397
*	Momenta Pharmaceuticals
	Inc.	20,100	372
*	Laboratory Corp. of
	America Holdings	2,300	347
*	Insulet Corp.	6,100	336
*	Puma Biotechnology Inc.	2,800	335
*	BioMarin Pharmaceutical
	Inc.	3,600	335
*	Mylan NV	10,600	332
*	Mallinckrodt plc	8,300	310
*	INC Research Holdings Inc.
	Class A	4,100	214
*	Allscripts Healthcare
	Solutions Inc.	12,300	175
*	Ophthotech Corp.	58,500	165
*	TherapeuticsMD Inc.	25,300	134
*,^	Rockwell Medical Inc.	15,536	133
	Owens & Minor Inc.	3,900	114
*	Triple-S Management Corp.
	Class B	4,639	110
*	Masimo Corp.	1,200	104
*	Innoviva Inc.	7,100	100
*,^	Insys Therapeutics Inc.	6,700	59
*	Medpace Holdings Inc.	1,700	54
*	Spectrum Pharmaceuticals
	Inc.	3,700	52
*	Clovis Oncology Inc.	600	49
*	BioCryst Pharmaceuticals
	Inc.	8,700	46
*	Enzo Biochem Inc.	4,300	45
	Invacare Corp.	2,600	41
*	AngioDynamics Inc.	2,200	38
*	Quidel Corp.	800	35
*	Amedisys Inc.	600	34
*	Rigel Pharmaceuticals Inc.	11,755	30
*	Concert Pharmaceuticals Inc.	1,800	27
*	Incyte Corp.	200	23
*	Arrowhead Pharmaceuticals
	Inc.	4,800	21
*	Diplomat Pharmacy Inc.	900	19
*	Novus Therapeutics Inc.	3,577	19
*	Magellan Health Inc.	185	16
*	Chimerix Inc.	2,634	14
*	Catalent Inc.	300	12
*	Arbutus Biopharma Corp.	1,600	10
*	Lexicon Pharmaceuticals Inc.	740	9
*	Otonomy Inc.	2,600	8
*	NanoString Technologies Inc.	500	8
	ResMed Inc.	100	8

			Market
			Value•
		Shares	($000)
	Hill-Rom Holdings Inc.	100	7
*	Editas Medicine Inc.	300	7
	Dentsply Sirona Inc.	100	6
*	OvaScience Inc.	4,000	6
*	Cardiovascular Systems Inc.	200	6
*	NxStage Medical Inc.	199	5
*	RTI Surgical Inc.	802	4
*	Lantheus Holdings Inc.	200	4
	Luminex Corp.	155	3
*	Quality Systems Inc.	200	3
*	AquaBounty Technologies
	Inc.	371	3
*,^	CytRx Corp.	5,500	2
*	ArQule Inc.	1,800	2
*	Novavax Inc.	1,500	2
*	Axovant Sciences Ltd.	200	1
*	BioScrip Inc.	300	1
			1,417,146
Industrials (10.1%)
	Honeywell International
	Inc.	520,764	73,813
	Boeing Co.	228,001	57,960
	Deere & Co.	361,497	45,400
	Waste Management Inc.	577,134	45,172
	Lockheed Martin Corp.	142,795	44,308
	Caterpillar Inc.	345,950	43,143
	Raytheon Co.	229,931	42,901
	Cummins Inc.	231,478	38,895
	General Electric Co.	1,517,552	36,694
	3M Co.	174,613	36,651
	Emerson Electric Co.	431,754	27,131
	Ingersoll-Rand plc	298,908	26,654
	United Technologies Corp.	217,120	25,203
	Rockwell Automation Inc.	126,755	22,589
	Fortive Corp.	300,171	21,249
	CSX Corp.	388,339	21,071
	Masco Corp.	527,867	20,592
	Southwest Airlines Co.	361,800	20,254
	American Airlines Group
	Inc.	424,335	20,152
*	United Rentals Inc.	142,978	19,837
	United Parcel Service Inc.
	Class B	161,869	19,439
*	United Continental
	Holdings Inc.	303,279	18,464
	Union Pacific Corp.	155,900	18,080
	Northrop Grumman Corp.	62,645	18,024
	Cintas Corp.	112,890	16,288
	General Dynamics Corp.	75,404	15,502
	Kansas City Southern	112,944	12,275
	Eaton Corp. plc	153,036	11,752
	Stanley Black & Decker Inc.	77,483	11,698
	Spirit AeroSystems
	Holdings Inc. Class A	149,200	11,596

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Illinois Tool Works Inc.	77,608	11,483
	KAR Auction Services Inc.	197,000	9,405
	Delta Air Lines Inc.	171,035	8,247
	Allegion plc	94,899	8,206
	Allison Transmission
	Holdings Inc.	212,405	7,972
	PACCAR Inc.	110,118	7,966
*	IHS Markit Ltd.	174,995	7,714
	L3 Technologies Inc.	40,440	7,620
	FedEx Corp.	32,583	7,350
	Johnson Controls
	International plc	182,110	7,337
	Dun & Bradstreet Corp.	62,240	7,245
	Pentair plc	105,975	7,202
	Republic Services Inc.
	Class A	91,803	6,065
	Roper Technologies Inc.	23,344	5,682
	Fortune Brands Home &
	Security Inc.	78,210	5,258
	Canadian Pacific Railway
	Ltd.	30,800	5,175
	Fluor Corp.	122,356	5,151
	Equifax Inc.	39,919	4,231
	AMETEK Inc.	56,799	3,751
	Xylem Inc.	48,851	3,060
	Owens Corning	34,900	2,700
	Parker-Hannifin Corp.	15,420	2,699
	Jacobs Engineering
	Group Inc.	35,360	2,060
	Arconic Inc.	77,330	1,924
	Norfolk Southern Corp.	14,211	1,879
*	HD Supply Holdings Inc.	47,800	1,724
	Expeditors International of
	Washington Inc.	26,300	1,574
	Old Dominion Freight Line
	Inc.	13,887	1,529
	Nielsen Holdings plc	27,810	1,153
	Timken Co.	23,645	1,148
	Pitney Bowes Inc.	74,801	1,048
	Dover Corp.	10,900	996
	Carlisle Cos. Inc.	9,802	983
*	AerCap Holdings NV	16,600	848
	AO Smith Corp.	12,477	742
*	Continental Building
	Products Inc.	27,400	712
*	Quanta Services Inc.	17,600	658
*	Moog Inc. Class A	7,800	651
*	RPX Corp.	45,800	608
*	Univar Inc.	19,500	564
	Hubbell Inc. Class B	4,800	557
	Trinity Industries Inc.	17,000	542
*	Verisk Analytics Inc.
	Class A	6,200	516
	BWX Technologies Inc.	8,862	496

			Market
			Value•
		Shares	($000)
*	Colfax Corp.	9,899	412
	JB Hunt Transport
	Services Inc.	3,301	367
	Orbital ATK Inc.	2,300	306
*	AECOM	8,100	298
	Insperity Inc.	3,069	270
*	Armstrong World
	Industries Inc.	5,228	268
	Crane Co.	3,300	264
	Brady Corp. Class A	6,900	262
*	WABCO Holdings Inc.	1,700	252
*	MRC Global Inc.	11,500	201
*	YRC Worldwide Inc.	13,145	181
*	Rexnord Corp.	6,179	157
	Albany International Corp.	2,500	143
*	Masonite International Corp.	1,800	125
	Oshkosh Corp.	1,400	116
	Federal Signal Corp.	5,102	109
*	SPX FLOW Inc.	2,800	108
	Snap-on Inc.	700	104
*	Mistras Group Inc.	4,186	86
*	TransUnion	1,800	85
*	NCI Building Systems Inc.	5,200	81
*	SPX Corp.	2,754	81
	EnerSys	1,111	77
	Brink’s Co.	749	63
*	Civeo Corp.	20,300	58
	Covanta Holding Corp.	3,620	54
	Huntington Ingalls
	Industries Inc.	227	51
	Werner Enterprises Inc.	1,400	51
*	LB Foster Co. Class A	2,100	48
*	Navigant Consulting Inc.	2,800	47
*	ARC Document Solutions
	Inc.	11,400	47
	Steelcase Inc. Class A	2,900	45
	ArcBest Corp.	1,200	40
	Briggs & Stratton Corp.	1,600	38
*	USG Corp.	1,100	36
*	Kirby Corp.	500	33
*	Armstrong Flooring Inc.	2,060	32
*	TrueBlue Inc.	1,400	31
*	Huron Consulting Group Inc.	899	31
	Knoll Inc.	1,300	26
*	Milacron Holdings Corp.	1,500	25
*	Harsco Corp.	1,200	25
	Global Brass & Copper
	Holdings Inc.	700	24
	Matson Inc.	800	23
*	JetBlue Airways Corp.	1,100	20
*	TriNet Group Inc.	600	20
*	Babcock & Wilcox
	Enterprises Inc.	5,900	20

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Kratos Defense & Security
	Solutions Inc.	1,400	18
*	Atkore International Group
	Inc.	800	16
*	FTI Consulting Inc.	415	15
	LSC Communications Inc.	800	13
	CH Robinson Worldwide Inc.	137	10
	Rockwell Collins Inc.	79	10
*	Rush Enterprises Inc. Class A	219	10
	Ennis Inc.	500	10
	Watts Water Technologies
	Inc. Class A	100	7
	Quad/Graphics Inc.	300	7
*	CAI International Inc.	200	6
*	Beacon Roofing Supply Inc.	100	5
*	DXP Enterprises Inc.	157	5
	Spartan Motors Inc.	300	3
*	Plug Power Inc.	500	1
	RR Donnelley & Sons Co.	100	1
			1,012,596
Information Technology (25.2%)
	Apple Inc.	2,596,358	400,151
	Microsoft Corp.	3,061,896	228,081
*	Facebook Inc. Class A	1,030,951	176,159
*	Alphabet Inc. Class A	149,296	145,372
*	Alphabet Inc. Class C	147,927	141,878
	Visa Inc. Class A	931,244	98,004
	International Business
	Machines Corp.	624,300	90,573
	Intel Corp.	2,003,410	76,290
	Broadcom Ltd.	228,448	55,408
	Mastercard Inc. Class A	360,126	50,850
	QUALCOMM Inc.	940,963	48,780
	Cisco Systems Inc.	1,437,951	48,358
	Applied Materials Inc.	899,634	46,862
	NVIDIA Corp.	252,028	45,055
	Texas Instruments Inc.	448,370	40,192
	HP Inc.	1,880,514	37,535
*	VeriSign Inc.	350,490	37,289
*	Adobe Systems Inc.	245,476	36,620
	DXC Technology Co.	424,691	36,472
	Lam Research Corp.	185,895	34,398
	Fidelity National
	Information Services Inc.	350,695	32,751
*	salesforce.com Inc.	338,169	31,592
	Accenture plc Class A	220,281	29,753
	Oracle Corp.	612,485	29,614
*	Electronic Arts Inc.	243,573	28,756
*	Synopsys Inc.	350,116	28,195
	Intuit Inc.	187,287	26,621
	Western Digital Corp.	273,410	23,623
	Symantec Corp.	670,026	21,984
	CSRA Inc.	658,669	21,255
	Juniper Networks Inc.	750,856	20,896

			Market
			Value•
		Shares	($000)
*	Cadence Design
	Systems Inc.	496,353	19,591
	KLA-Tencor Corp.	151,628	16,073
	Motorola Solutions Inc.	188,285	15,980
*	Advanced Micro Devices
	Inc.	1,241,010	15,823
	Western Union Co.	806,585	15,486
	Seagate Technology plc	440,509	14,612
*	PayPal Holdings Inc.	223,455	14,308
*	eBay Inc.	367,551	14,136
	Harris Corp.	102,639	13,515
*	Micron Technology Inc.	324,743	12,772
	Analog Devices Inc.	143,276	12,346
*	F5 Networks Inc.	96,626	11,649
	NetApp Inc.	261,770	11,455
	Cognizant Technology
	Solutions Corp. Class A	139,800	10,141
	Activision Blizzard Inc.	153,250	9,886
	Amphenol Corp. Class A	112,433	9,516
*	Citrix Systems Inc.	119,470	9,178
	Paychex Inc.	151,472	9,082
	Total System Services Inc.	135,964	8,906
*	Autodesk Inc.	79,267	8,898
	Xilinx Inc.	119,680	8,477
	CA Inc.	252,149	8,417
	Corning Inc.	279,875	8,374
*	Teradata Corp.	190,429	6,435
	TE Connectivity Ltd.	69,200	5,748
*	CoreLogic Inc.	122,200	5,648
	Skyworks Solutions Inc.	52,755	5,376
	FLIR Systems Inc.	137,390	5,346
*	Red Hat Inc.	33,660	3,732
	Versum Materials Inc.	81,603	3,168
*	BlackBerry Ltd.	260,000	2,907
*	Fiserv Inc.	21,631	2,790
*	First Data Corp. Class A	119,900	2,163
	Alliance Data Systems
	Corp.	9,446	2,093
*	SINA Corp.	17,600	2,018
*	IAC/InterActiveCorp	16,900	1,987
	LogMeIn Inc.	17,352	1,910
*	Zynga Inc. Class A	439,900	1,663
*	ANSYS Inc.	13,288	1,631
	Xerox Corp.	42,905	1,428
*	InterXion Holding NV	25,600	1,304
*	Take-Two Interactive
	Software Inc.	12,200	1,247
	Sabre Corp.	68,600	1,242
*	Microsemi Corp.	23,700	1,220
*	Palo Alto Networks Inc.	8,400	1,210
*	Dell Technologies Inc.
	Class V	14,900	1,150
	Global Payments Inc.	11,335	1,077
*	Flex Ltd.	57,100	946

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Hewlett Packard Enterprise
	Co.	52,500	772
	InterDigital Inc.	9,900	730
*	Kulicke & Soffa Industries
	Inc.	28,600	617
	Genpact Ltd.	21,400	615
*	Cree Inc.	20,600	581
	Convergys Corp.	21,700	562
*	Ambarella Inc.	11,000	539
*	ARRIS International plc	17,000	484
*	VMware Inc. Class A	4,030	440
*	MicroStrategy Inc. Class A	3,401	434
*	Nuance Communications
	Inc.	27,400	431
*	Conduent Inc.	24,700	387
	Micro Focus International
	plc ADR	11,617	371
	Maxim Integrated
	Products Inc.	7,300	348
*	Photronics Inc.	32,300	286
*	Bankrate Inc.	17,400	243
*	Synaptics Inc.	5,200	204
	Amdocs Ltd.	2,407	155
*	Rudolph Technologies Inc.	5,793	152
	Progress Software Corp.	3,600	137
*	CommScope Holding
	Co. Inc.	3,800	126
	Vishay Intertechnology Inc.	6,600	124
*	Net 1 UEPS Technologies
	Inc.	11,681	114
	Travelport Worldwide Ltd.	5,754	90
*	Shutterstock Inc.	2,600	87
	Dolby Laboratories Inc.
	Class A	1,500	86
*	Glu Mobile Inc.	17,400	65
*	Alpha & Omega
	Semiconductor Ltd.	3,900	64
*	CommerceHub Inc.	3,000	64
	Teradyne Inc.	1,600	60
*	First Solar Inc.	1,200	55
	NVE Corp.	682	54
	Science Applications
	International Corp.	800	53
*	TechTarget Inc.	4,200	50
*	Qorvo Inc.	700	49
*	Sonus Networks Inc.	6,400	49
*	Rubicon Project Inc.	12,100	47
	NIC Inc.	2,616	45
*	CommVault Systems Inc.	700	43
*	Calix Inc.	8,061	41
	Brooks Automation Inc.	1,300	39
*	Trimble Inc.	998	39
*	Mellanox Technologies Ltd.	800	38
*	Tower Semiconductor Ltd.	1,200	37

			Market
			Value•
		Shares	($000)
	EVERTEC Inc.	2,300	36
*	XO Group Inc.	1,821	36
*	Sykes Enterprises Inc.	1,100	32
*	Zix Corp.	6,500	32
*	Aspen Technology Inc.	500	31
*	CommerceHub Inc. Class A	1,350	30
*	Etsy Inc.	1,800	30
*	Blucora Inc.	1,200	30
*	DHI Group Inc.	11,400	30
*,^	MagnaChip Semiconductor
	Corp.	2,500	28
	CDK Global Inc.	400	25
	Leidos Holdings Inc.	400	24
*	EchoStar Corp. Class A	400	23
*	TTM Technologies Inc.	1,400	21
*	Endurance International
	Group Holdings Inc.	2,413	20
*	Euronet Worldwide Inc.	200	19
*	Amkor Technology Inc.	1,700	18
	Daktronics Inc.	1,200	13
*	Rambus Inc.	800	11
	Microchip Technology Inc.	100	9
	Plantronics Inc.	200	9
	Hackett Group Inc.	500	8
*	8x8 Inc.	500	7
*	Bazaarvoice Inc.	1,299	6
*	Care.com Inc.	400	6
*	Web.com Group Inc.	200	5
*	Barracuda Networks Inc.	200	5
*	Yelp Inc. Class A	100	4
*	KEMET Corp.	200	4
*	Aerohive Networks Inc.	1,000	4
*	Cimpress NV	40	4
	CPI Card Group Inc.	3,100	4
*	Extreme Networks Inc.	300	4
*	Atlassian Corp. plc Class A	100	3
*	Control4 Corp.	100	3
*	Cornerstone OnDemand Inc.	67	3
			2,524,011
Materials (3.0%)
	Air Products & Chemicals
	Inc.	258,018	39,017
	LyondellBasell Industries
	NV Class A	259,513	25,705
*	DowDuPont Inc.	371,280	25,704
*	Freeport-McMoRan Inc.	1,684,299	23,648
	Albemarle Corp.	144,602	19,711
	Praxair Inc.	137,867	19,265
	Eastman Chemical Co.	207,070	18,738
	Avery Dennison Corp.	177,708	17,476
	Sealed Air Corp.	390,935	16,701
*	Owens-Illinois Inc.	563,580	14,180
	FMC Corp.	138,044	12,329
	Newmont Mining Corp.	310,960	11,664

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Ecolab Inc.	70,614	9,082
	PPG Industries Inc.	67,964	7,385
	Sherwin-Williams Co.	14,623	5,236
	Graphic Packaging
	Holding Co.	350,500	4,889
	Chemours Co.	65,100	3,295
	Packaging Corp. of
	America	25,572	2,933
	Mosaic Co.	108,694	2,347
	WR Grace & Co.	31,100	2,244
	International Flavors &
	Fragrances Inc.	14,790	2,114
	WestRock Co.	34,404	1,952
	Monsanto Co.	14,732	1,765
	International Paper Co.	19,417	1,103
	Methanex Corp.	19,470	979
*	Berry Global Group Inc.	15,500	878
	Ferroglobe plc	64,500	849
	Reliance Steel &
	Aluminum Co.	10,300	784
	Olin Corp.	18,200	623
*	Louisiana-Pacific Corp.	20,110	545
	Celanese Corp. Class A	4,800	500
*	Alcoa Corp.	10,400	485
*	Coeur Mining Inc.	46,900	431
	Steel Dynamics Inc.	10,900	376
*	SunCoke Energy Inc.	31,700	290
*	Century Aluminum Co.	16,800	278
*	Constellium NV Class A	22,200	227
*	Axalta Coating Systems Ltd.	4,800	139
*	Cleveland-Cliffs Inc.	18,800	134
*	Crown Holdings Inc.	2,000	119
*	Allegheny Technologies Inc.	4,000	96
	Warrior Met Coal Inc.	3,900	92
	Mercer International Inc.	7,600	90
	Tronox Ltd. Class A	3,600	76
*	TimkenSteel Corp.	3,300	54
	Schweitzer-Mauduit
	International Inc.	1,200	50
	Worthington Industries Inc.	900	41
	KMG Chemicals Inc.	493	27
*	Ryerson Holding Corp.	1,900	21
^	Israel Chemicals Ltd.	3,500	15
	Ashland Global Holdings Inc.	200	13
	Nucor Corp.	100	6
	Core Molding Technologies
	Inc.	200	4
	Materion Corp.	99	4
*	GCP Applied Technologies
	Inc.	84	3
*,2	Ferroglobe R&W Trust	48,731	—
			296,712

			Market
			Value•
		Shares	($000)
Other (0.2%)
	SPDR S&P 500 ETF Trust	66,100	16,606
*,2	Safeway Inc. CVR (Casa Ley)
	Exp. 01/30/2018	75,810	10
*	Rizzoli Corriere Della Sera
	Mediagroup SPA	2,001	3
*,2	Safeway Inc. CVR (PDC)
	Exp. 01/30/2019	75,810	—
			16,619
Real Estate (3.1%)
	American Tower Corp.	291,573	39,852
	Prologis Inc.	568,548	36,080
*	SBA Communications
	Corp. Class A	185,024	26,653
	Equity Residential	348,279	22,962
	Equinix Inc.	36,740	16,397
*	CBRE Group Inc. Class A	381,300	14,444
	Host Hotels & Resorts Inc. 769,902		14,235
	Crown Castle International
	Corp.	129,070	12,904
	Realogy Holdings Corp.	383,422	12,634
	Iron Mountain Inc.	321,847	12,520
	AvalonBay Communities
	Inc.	68,355	12,196
	Apartment Investment &
	Management Co.	233,450	10,239
	HCP Inc.	352,900	9,821
	Digital Realty Trust Inc.	64,464	7,628
	Essex Property Trust Inc.	25,604	6,504
	UDR Inc.	162,925	6,196
	Duke Realty Corp.	214,900	6,193
	SL Green Realty Corp.	50,144	5,081
	Weyerhaeuser Co.	144,700	4,924
	Public Storage	20,638	4,416
	Welltower Inc.	54,027	3,797
	Simon Property Group Inc.	21,466	3,456
	Equity LifeStyle Properties
	Inc.	36,115	3,073
	GGP Inc.	127,980	2,658
	Park Hotels & Resorts Inc.	66,100	1,822
*	Equity Commonwealth	59,700	1,815
	Spirit Realty Capital Inc.	154,323	1,322
	Sun Communities Inc.	14,000	1,199
	CoreCivic Inc.	39,900	1,068
	Liberty Property Trust	21,700	891
	Four Corners Property
	Trust Inc.	32,469	809
	Columbia Property Trust
	Inc.	26,393	575
*	Quality Care Properties
	Inc.	23,600	366
	Realty Income Corp.	6,285	359

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Retail Properties of
	America Inc.	18,000	236
	InfraREIT Inc.	8,300	186
	Highwoods Properties Inc.	2,300	120
	Outfront Media Inc.	4,600	116
	WP Carey Inc.	1,200	81
	American Assets Trust Inc.	1,200	48
	Colony NorthStar Inc.
	Class A	3,080	39
	Paramount Group Inc.	1,668	27
	Community Healthcare
	Trust Inc.	900	24
	Parkway Inc.	983	23
	Chesapeake Lodging Trust	729	20
	Forest City Realty Trust Inc.
	Class A	700	18
	DDR Corp.	1,500	14
	Boston Properties Inc.	100	12
	Altisource Residential Corp.	700	8
	UMH Properties Inc.	400	6
			306,067
Telecommunication Services (1.7%)
	AT&T Inc.	2,636,134	103,257
	Verizon Communications
	Inc.	1,276,189	63,159
*,^	Globalstar Inc.	371,200	605
*	Boingo Wireless Inc.	15,800	338
*	United States Cellular
	Corp.	417	15
*	Zayo Group Holdings Inc.	100	3
			167,377
Utilities (2.9%)
	PG&E Corp.	636,160	43,316
	NextEra Energy Inc.	212,977	31,212
	CenterPoint Energy Inc.	1,010,934	29,529
	Entergy Corp.	333,301	25,451
	American Electric Power
	Co. Inc.	329,821	23,167
	FirstEnergy Corp.	676,383	20,853
	Ameren Corp.	333,186	19,272
	NRG Energy Inc.	660,461	16,901
	Xcel Energy Inc.	234,145	11,080
	Duke Energy Corp.	119,981	10,069
	Southern Co.	132,275	6,500
	Dominion Energy Inc.	79,101	6,085
	AES Corp.	527,580	5,814
	Pinnacle West Capital
	Corp.	61,690	5,217
	Edison International	66,436	5,127
	Exelon Corp.	134,434	5,064

			Market
			Value•
		Shares	($000)
	DTE Energy Co.	33,219	3,566
	NiSource Inc.	132,095	3,380
	PPL Corp.	77,500	2,941
	Eversource Energy	34,835	2,105
	CMS Energy Corp.	40,737	1,887
	Westar Energy Inc.
	Class A	36,999	1,835
	Consolidated Edison Inc.	19,900	1,606
	WEC Energy Group Inc.	20,185	1,267
	Public Service Enterprise
	Group Inc.	22,000	1,018
	Alliant Energy Corp.	23,100	960
	Avangrid Inc.	8,595	408
*	Atlantic Power Corp.	99,700	244
	Fortis Inc.	2,200	79
	Chesapeake Utilities Corp.	388	30
*	Vistra Energy Corp.	700	13
	MGE Energy Inc.	100	6
	Sempra Energy	47	5
	Great Plains Energy Inc.	100	3
			286,010
Total Common Stocks
(Cost $8,207,897)			9,766,349
Temporary Cash Investments (2.5%)[1]
Money Market Fund (2.4%)
[3,4]	Vanguard Market
	Liquidity Fund, 1.223%	2,342,189	234,266

		Face
	Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	United States Cash
	Management Bill,
	1.029%, 1/2/18	2,000	1,995
	United States Treasury Bill,
	1.023%, 10/5/17	150	150
5	United States Treasury Bill,
	1.033%%–1.038%, 11/2/17	4,150	4,146
5	United States Treasury Bill,
	1.056%, 11/24/17	5,000	4,993
			11,284
Total Temporary Cash Investments
(Cost $245,514)			245,550
Total Investments (100.2%)
(Cost $8,453,411)			10,011,899

Growth and Income Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	483
Receivables for Investment Securities Sold 25,962
Receivables for Accrued Income	8,161
Receivables for Capital Shares Issued	2,522
Variation Margin Receivable-Futures
Contracts	721
Other Assets	70
Total Other Assets	37,919
Liabilities
Payables for Investment Securities
Purchased	(30,638)
Collateral for Securities on Loan	(3,698)
Payables to Investment Advisor	(1,681)
Payables for Capital Shares Redeemed	(5,317)
Payables to Vanguard	(11,618)
Other Liabilities	(12)
Total Liabilities	(52,964)
Net Assets (100%)	9,996,854

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	8,039,508
Undistributed Net Investment Income	30,143
Accumulated Net Realized Gains	364,497
Unrealized Appreciation (Depreciation)
Investment Securities	1,558,488
Futures Contracts	4,218
Net Assets	9,996,854

Amount
($000)
Investor Shares—Net Assets
Applicable to 64,123,083 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,981,954
Net Asset Value Per Share—
Investor Shares	$46.50

Admiral Shares—Net Assets
Applicable to 92,387,321 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,014,900
Net Asset Value Per Share—
Admiral Shares	$75.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,228,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and 0.3%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $3,698,000 of collateral received for securities on loan.
5 Securities with a value of $8,489,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	1,720	216,385	4,218

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1]	154,513
Interest [2]	2,266
Securities Lending—Net	148
Total Income	156,927
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,573
Performance Adjustment	79
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,137
Management and Administrative—Admiral Shares	4,905
Marketing and Distribution—Investor Shares	406
Marketing and Distribution—Admiral Shares	289
Custodian Fees	227
Auditing Fees	27
Shareholders’ Reports and Proxy—Investor Shares	268
Shareholders’ Reports and Proxy—Admiral Shares	79
Trustees’ Fees and Expenses	17
Total Expenses	20,007
Net Investment Income	136,920
Realized Net Gain (Loss)
Investment Securities Sold [2]	418,979
Futures Contracts	29,856
Realized Net Gain (Loss)	448,835
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	613,347
Futures Contracts	2,886
Change in Unrealized Appreciation (Depreciation)	616,233
Net Increase (Decrease) in Net Assets Resulting from Operations	1,201,988

1 Dividends are net of foreign withholding taxes of $7,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,199,000, $7,000, and $17,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	136,920	135,032
Realized Net Gain (Loss)	448,835	315,955
Change in Unrealized Appreciation (Depreciation)	616,233	413,592
Net Increase (Decrease) in Net Assets Resulting from Operations	1,201,988	864,579
Distributions
Net Investment Income
Investor Shares	(53,480)	(53,764)
Admiral Shares	(81,075)	(70,386)
Realized Capital Gain[1]
Investor Shares	(131,717)	(152,494)
Admiral Shares	(184,783)	(181,922)
Total Distributions	(451,055)	(458,566)
Capital Share Transactions
Investor Shares	(112,815)	(67,371)
Admiral Shares	2,725,083	427,504
Net Increase (Decrease) from Capital Share Transactions	2,612,268	360,133
Total Increase (Decrease)	3,363,201	766,146
Net Assets
Beginning of Period	6,633,653	5,867,507
End of Period[2]	9,996,854	6,633,653

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $13,413,000 and $65,407,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,143,000 and $27,778,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$42.16	$39.55	$42.69	$36.02	$30.73
Investment Operations
Net Investment Income	.792[1]	. 852.729		.671	.631
Net Realized and Unrealized Gain (Loss)
on Investments	6.346	4.813	(.541)	6.639	5.288
Total from Investment Operations	7.138	5.665	.188	7.310	5.919
Distributions
Dividends from Net Investment Income	(.799)	(.790)	(.724)	(. 640)	(. 629)
Distributions from Realized Capital Gains	(1.999)	(2.265)	(2.604)	—	—
Total Distributions	(2.798)	(3.055)	(3.328)	(.640)	(.629)
Net Asset Value, End of Period	$46.50	$42.16	$39.55	$42.69	$36.02

Total Return[2]	17.66%	14.79%	0.22%	20.42%	19.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,982	$2,801	$2,691	$2,979	$2,869
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.34%	0.34%	0.37%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.80%	2.09%	1.70%	1.67%	1.90%
Portfolio Turnover Rate	96%	96%	116%	133%	109%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$68.83	$64.57	$69.71	$58.82	$50.18
Investment Operations
Net Investment Income	1.362[1]	1.466	1.272	1.176	1.097
Net Realized and Unrealized Gain (Loss)
on Investments	10.384	7.855	(.897)	10.833	8.633
Total from Investment Operations	11.746	9.321	.375	12.009	9.730
Distributions
Dividends from Net Investment Income	(1.384)	(1.364)	(1.264)	(1.119)	(1.090)
Distributions from Realized Capital Gains	(3.262)	(3.697)	(4.251)	—	—
Total Distributions	(4.646)	(5.061)	(5.515)	(1.119)	(1.090)
Net Asset Value, End of Period	$75.93	$68.83	$64.57	$69.71	$58.82

Total Return[2]	17.81%	14.91%	0.31%	20.55%	19.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,015	$3,833	$3,177	$2,917	$2,157
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.23%	0.23%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.91%	2.20%	1.81%	1.78%	2.00%
Portfolio Turnover Rate	96%	96%	116%	133%	109%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Growth and Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Growth and Income Fund

B. The investment advisory firms D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of D. E. Shaw Investment Management, L.L.C., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Los Angeles Capital Management and Equity Research, Inc., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,114,000 for the year ended September 30, 2017.

For the year ended September 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets, before an increase of $79,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $483,000, representing 0.00% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,766,336	3	10
Temporary Cash Investments	234,266	11,284	—
Futures Contracts—Assets[1]	722	—	—
Total	10,001,324	11,287	10
1 Represents variation margin on the last day of the reporting period.

Growth and Income Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $23,675,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $203,347,000 of ordinary income and $220,224,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $8,467,221,000. Net unrealized appreciation of investment securities for tax purposes was $1,544,678,000, consisting of unrealized gains of $1,637,774,000 on securities that had risen in value since their purchase and $93,096,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $9,133,674,000 of investment securities and sold $6,883,749,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	277,033	6,367	230,757	5,725
Issued in Lieu of Cash Distributions	179,760	4,259	200,200	4,990
Redeemed	(569,608)	(12,950)	(498,328)	(12,298)
Net Increase (Decrease)—Investor Shares	(112,815)	(2,324)	(67,371)	(1,583)
Admiral Shares
Issued	3,081,615	41,593	543,550	8,207
Issued in Lieu of Cash Distributions	247,827	3,595	235,763	3,601
Redeemed	(604,359)	(8,482)	(351,809)	(5,325)
Net Increase (Decrease)—Admiral Shares	2,725,083	36,706	427,504	6,483

H. Management has determined that no material events or transactions occurred subsequent to
September 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $317,856,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $141,428,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 46.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.66%	14.27%	6.77%
Returns After Taxes on Distributions	15.87	12.91	5.78
Returns After Taxes on Distributions and Sale of Fund Shares	11.18	11.21	5.27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,074.73	$1.72
Admiral Shares	1,000.00	1,075.37	1.14
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.41	$1.67
Admiral Shares	1,000.00	1,023.97	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM), Los Angeles Capital Management and Equity Research, Inc. (LA Capital), and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The advisor employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. DESIM focuses on return drivers that it considers “idiosyncratic,” or those that other quantitative managers tend to overlook, and de-emphasizes the use of traditional factors such as value, growth, and momentum, as these factors are more subject to crowding from other quantitative managers. DESIM has managed a portion of the fund since 2011.

LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The advisor employs a controlled, dynamic investment model, gradually assigning new prices to key equity risks as market conditions evolve and investor preferences shift. The price of factor risk evolves over time in a way that can be captured in a model, similar to changes in cost of capital. The model uses more than 50 factors to actively weight stocks, including value, momentum, quality, sector, and market capitalization. The advisor applies statistical techniques to reduce noise in the factor returns and it looks for velocity and acceleration of the cleansed factor performance over the prior six months. LA Capital has managed a portion of the fund since 2011.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the fund’s investment performance since each advisor began managing the fund in 2011, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rates were also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rates.

The board did not consider the profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fee as the fund assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2017: $27,000
Fiscal Year Ended September 30, 2016: $69,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2017: $8,424,459
Fiscal Year Ended September 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2017: $3,194,093
Fiscal Year Ended September 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

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(d) All Other Fees.

Fiscal Year Ended September 30, 2017: $0
Fiscal Year Ended September 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $468,275

0448435, v0.49

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

0448435, v0.49

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 21, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 21, 2017
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 21, 2017
* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.

0448435, v0.49